SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report January 13, 1999

                       KINDER MORGAN ENERGY PARTNERS, L.P.
                        KINDER MORGAN OPERATING L.P. "A"
                        KINDER MORGAN OPERATING L.P. "B"
                        KINDER MORGAN OPERATING L.P. "C"
                        KINDER MORGAN OPERATING L.P. "D"
                 KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION
                             KINDER MORGAN CO2, LLC
                       KINDER MORGAN BULK TERMINALS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                         1-11234                         76-0380342
     Delaware                      333-66931-01                       76-0380015
     Delaware                      333-66931-02                       76-0414819
     Delaware                      333-66931-03                       76-0547319
     Delaware                      333-66931-04                       76-0561780
     Delaware                      333-66931-05                       76-0256928
     Delaware                      333-66931-06                       76-0563308
     Louisiana                     333-66931-07                       72-1073113
(State or other jurisdiction  (Commission File Number)           (I.R.S.Employer
 of incorporation)                                               Identification)


             1301 McKinney Street, Ste. 3450, Houston, Texas 77010
              (Address of principal executive offices) (zip code)
       Registrant's telephone number, including area code: 713-844-9500

                            ----------------------

Item 5.  Other Events

     On January 14, 1999, Kinder Morgan Energy Partners L.P.(the "Partnership") released a press release regarding the draft order issued by the Federal Energy Regulatory Commission concerning complaints against rates and practices of the Partnership's subsidiary, SFPP, L.P. This press release is attached to this Form 8-K as Exhibit 99.1.

     On January 13, 1999, the Partnership released the following:


              Kinder Morgan Energy Partners, L.P. and Subsidiaries
                        Consolidated Statement of Income
                                   (Unaudited)
                     (in thousands except per unit amounts)


                                                                   Three Mos. Ended Dec 31         Twelve Mos. Ended Dec 31
                                                                   -----------------------         ------------------------
                                                                    1998              1997         1998                  1997
                                                                    ----              ----         ----                  ----

Revenues                                                          $ 101,932         $ 21,379     $ 322,617             $ 73,932
                                                                  ---------         ---------    ----------            --------

Costs and Expenses
    Cost of products sold                                               378            1,847         5,860                7,154
    Operations and maintenance                                       21,241            4,236        65,022               15,039
    Fuel and power                                                    6,607            1,880        22,385                5,636
    Depreciation and amortization                                    11,881            2,270        37,321               10,067
    General and administrative                                       14,038            2,298        39,984                8,862
    Taxes, other than income taxes                                    3,967              659        12,140                2,943
                                                                  ---------         ---------     ----------            ---------
                                                                     58,112           13,190       182,712               49,701
                                                                  ---------         ---------     ----------            ---------
Operating Income                                                     43,820            8,189       139,905               24,231

Other Income/(Expense)
     Earnings from equity investments                                 9,315            1,540        25,732                5,724
     Reserve for contested product loss                                   0             (626)            0                 (626)
     Interest expense                                               (11,870)          (3,039)      (40,856)             (12,605)
     Other                                                           (1,976)              54        (5,007)                 452
     Minority interest                                                  (61)             (78)         (985)                (179)
                                                                  ----------        ---------    ----------           ----------
Income before income taxes and extraordinary charge                  39,228            6,040       118,789               16,997

     Income tax (expense)/benefit                                    (1,404)           1,649        (1,572)                 740
                                                                  ----------        ---------     ----------           ----------
Net Income before extraordinary charge                               37,824            7,689       117,217               17,737

     Extraordinary charge on early extinguishment of debt                 -                -       (13,611)                   -
                                                                  ----------        ---------     ----------           ----------
Net Income                                                         $ 37,824          $ 7,689     $ 103,606             $ 17,737
                                                                  ==========        =========     ==========           ==========


Calculation of Limited Partners' Interest in Net Income:
-------------------------------------------------------

     Net Income before extraordinary charge                        $ 37,824          $ 7,689     $ 117,217             $ 17,737

        Less: General Partner's interest in Net Income              (10,989)          (1,959)      (33,447)              (4,074)
                                                                   ---------        ---------    ----------           ----------
     Limited Partners' Net Income before extraordinary charge        26,835            5,730        83,770               13,663

        Less: Extraordinary charge on early extinguishment of debt        -                -       (13,611)                   -
                                                                   ---------        ---------    ----------           ----------
     Limited Partners' Net Income                                  $ 26,835          $ 5,730      $ 70,159             $ 13,663
                                                                   =========        =========    ==========           ==========

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
                                                                   Three Mos. Ended Dec 31         Twelve Mos. Ended Dec 31
                                                                   -----------------------         ------------------------
                                                                    1998              1997         1998                  1997
                                                                    ----              ----         ----                  ----

Calculation per Limited Partner Unit:
------------------------------------

     Net Income per unit before extraordinary charge               $   0.55          $  0.41      $   2.09             $   1.02
                                                                   =========        =========    ==========           ==========
     Net Income per unit                                           $   0.55          $  0.41      $   1.75             $   1.02
                                                                   =========        =========    ==========           ==========

     Number of Units Used in Computation                             48,845           14,111        40,120               13,411
                                                                   =========        =========    ==========           ==========



Additional per unit information:
-------------------------------

     Depreciation and amortization                                    $0.24                          $0.93
                                                                      =====                          =====
     Sustaining capital expenditures                                  $0.18                          $0.45
                                                                      =====                          =====



              Kinder Morgan Energy Partners, L.P. and Subsidiaries
                    Earnings Contribution by Business Segment
                                   (Unaudited)
                                 (in thousands)



                                                                 Three Mos. Ended Dec 31           Twelve Mos. Ended Dec 31
                                                                 -----------------------           ------------------------

                                                                  1998              1997           1998                 1997
                                                                  ----              ----           ----                 ----
Earnings Contribution:

     Pacific Operations           (1)                           $ 44,223          $ -           $ 140,070            $       -
     Mid-Continent Operations                                     12,185           10,167          37,156               27,482
     Bulk Terminals                                                6,643            2,645          19,244               10,708
     General & Administrative                                    (14,038)          (2,298)        (39,984)              (8,862)
     Debt Costs                                                  (11,128)          (2,747)        (38,284)             (11,412)
     Less: Minority Interest                                         (61)             (78)           (985)                (179)
                                                                ---------         --------      ----------           ----------
Net income before extraordinary charge                          $ 37,824          $ 7,689       $ 117,217            $  17,737

   Extraordinary charge on early extinguishment of debt                -                -         (13,611)                   -
                                                                ---------         --------      ----------           ----------

Net income                                                      $ 37,824          $ 7,689       $ 103,606             $ 17,737


                                        3


                                Volume Highlights
                                -----------------

                                                                 Three Mos. Ended Dec 31           Twelve Mos. Ended Dec 31
                                                                 -----------------------           ------------------------

                                                                  1998              1997           1998                 1997
                                                                  ----              ----           ----                 ----


Pacific Operations
     Delivery Volumes (MBbl)      (1)                             97,289                -         325,954                    -

Mid-Continent Operations
     Delivery Volumes (MBbl)      (2)                             12,120           14,176          44,783               46,308

Bulk Terminals
     Transport (M Tons)           (3)                              9,143            2,910          24,016                9,087



(1)  Actual March-December 1998 only.
(2)  North System and Cypress only.
(3)  Includes terminals acquired in Hall-Buck acquisition post 6/30/98.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits


          Exhibits:

Exhibit No.    Description

99.1 Press Release dated January 14, 1999 re: Draft order of the Federal Energy Regulatory Commission Concerning Complaints Against Rates and Practices of Kinder Morgan Energy Partners, L.P.'s Subsidiary SFPP, L.P.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KINDER MORGAN ENERGY PARTNERS, L.P.
                              (A Delaware Limited Partnership)
                              By:  KINDER MORGAN G.P., Inc.,
                                   as General Partner

                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary


                              KINDER MORGAN OPERATING L.P. "A"
                              (A Delaware Limited Partnership)
                              By: KINDER MORGAN G.P., Inc.,
                                  as General Partner

                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary


                              KINDER MORGAN OPERATING L.P. "B"
                              (A Delaware Limited Partnership)
                              By:  KINDER MORGAN G.P., Inc.,
                                   as General Partner


                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary



                              KINDER MORGAN OPERATING L.P. "C"
                              (A Delaware Limited Partnership)
                              By:  KINDER MORGAN G.P., Inc.,
                                   as General Partner


                              By: /s/  David G. Dehaemers, Jr.

                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary

                              KINDER MORGAN OPERATING L.P. "D"
                              (A Delaware Limited Partnership)
                              By:  KINDER MORGAN G.P., Inc.,
                                   as General Partner

                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary



                              KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION (A Delaware Corporation)

                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary


                              KINDER MORGAN CO2, LLC
                              (A Delaware Limited Liability Company)
                              By: KINDER MORGAN OPERATING L.P. "A"
                                  as sole Member
                              By: KINDER MORGAN G.P., INC.
                                  as General Partner

                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO, Treasurer
                                  and Assistant Secretary


                              KINDER MORGAN BULK TERMINALS, INC.
                              (A Louisiana Corporation)

                              By: /s/  David G. Dehaemers, Jr.
                                  _______________________________________
                                  David G. Dehaemers, Jr.,
                                  Vice President, CFO and Treasurer



Date:   January 14, 1999



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